SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 4, 2003

Date of Report

(Date of earliest event reported)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Fourth Avenue N., Suite 440, Seattle, Washington 98109

(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On August 4, 2003, Fisher Communications, Inc. (the “Company”) issued a press release announcing the retirement of board members Jean F. McTavish and Jacklyn F. Meurk and the appointment of two new board members, Deborah L. Bevier and Richard L. Hawley, to fill the vacancies. The Company also announced its financial results for the fiscal quarter ended June 30, 2003, as well as the sale of two of its commercial real estate properties. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1    Press Release of Fisher Communications, Inc. issued August 4, 2003.

Item 9.    Regulation FD Disclosure*

On August 4, 2003, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 12.    Results of Operations and Financial Condition*

On August 4, 2003, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

	By:	/s/ DAVID D. HILLARD
Dated: August 5, 2003		David D. Hillard
Senior Vice President
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press Release issued August 4, 2003.